Exhibit 99.1

Pace Holdings Corp. Announces Shareholder Approval of Business Combination with Playa Hotels &

Resorts

Transaction provides significant capital and complementary capabilities to further enable Playa’s growth

FAIRFAX, Va., and FORT WORTH, Texas – March 1, 2017– Pace Holdings Corp. (“Pace”) (NASDAQ:PACE), a special-purpose acquisition company sponsored by an affiliate of TPG, today announced that shareholders of Pace have approved the previously announced business combination (the “Business Combination”) of Pace and Playa Hotels & Resorts (“Playa”), a leading owner, operator, and developer of premier all-inclusive resorts, with over 99% of the voted shares voting in favor of the Business Combination. The transaction will result in an anticipated initial enterprise value of approximately $1.75 billion for the combined company. Pace’s board of directors had previously approved the Business Combination and recommended that its shareholders vote in favor of the proposal.

As previously announced, on December 13, 2016, Pace entered into a definitive business combination agreement to provide Playa additional capital and access to the public equity markets to further enable its growth. The transaction will deliver cash proceeds well in excess of the required minimum cash amount and is anticipated to close on March 10, 2017 or shortly thereafter. Following closing, the common shares will trade on NASDAQ under the ticker symbol PLYA.

“This very successful transaction will be a transformational event for Playa, allowing us to have a greatly improved balance sheet and available capital to accelerate our ability to execute highly accretive investments,” said Bruce Wardinski, Chairman and CEO of Playa. “We will now continue in our strategy to add more all-inclusive resorts under the Hyatt Ziva, Hyatt Zilara, and Panama Jack brands and to further solidify our leading position in the all-inclusive resorts sector. Being the only publicly traded all-inclusive company gives Playa a unique opportunity to be a consolidator in the segment and drive exceptional growth. I am extremely excited to enter this next chapter for Playa and deliver superior returns to our new public shareholders.”

“Playa is a great company with tremendous growth potential and a strong pipeline of attractive investment opportunities,” said Karl Peterson, TPG Partner and President and CEO of Pace. “Backed by the support of our shareholders, Playa’s transition to a publicly capitalized company will significantly accelerate its innovation and growth. We are eager to work with Bruce and the team to take the company to the next level.”

At closing, Mr. Peterson will join the Playa Board of Directors, along with Tom Klein whose appointment was announced on December 20, 2016, and TPG’s Paul Hackwell. Mr. Klein is a veteran of the travel and leisure sector and was most recently President, CEO and a member of the Board of Directors of Sabre Corporation. Mr. Hackwell leads TPG’s Travel & Leisure group and also helps lead the firm’s investment activities in the Retail group. He is on the board of Arden Group, AV Homes, Life Time Fitness, and Viking Cruises.

Playa will host a conference call to discuss Playa’s 2016 results on March 15, 2017 at 10:00 a.m. ET.

Additional Information and Where to Find It

Pace has caused Porto Holdco B.V. (“Holdco”) to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which the SEC declared effective on February 10, 2017, including a prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination between Pace and Playa and a proxy statement of Pace in connection with the Business Combination. Pace has mailed to its shareholders the definitive proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination. PACE’S SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY. The Registration Statement and other relevant materials and any other documents filed by Pace, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders may obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4) costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

About Playa Hotels & Resorts

Playa Hotels & Resorts is a leading owner, operator and developer of all-inclusive resorts in popular vacation destinations in Mexico and the Caribbean. Playa owns a portfolio consisting of 13 resorts (6,142 rooms) located on prime beachfront properties across Mexico, the Dominican Republic, and Jamaica. In 2013, Playa entered into a strategic partnership with Hyatt to create two all-inclusive brands under the Hyatt name, Hyatt Ziva and Hyatt Zilara, of which Playa is the sole franchisee. Playa operates six Hyatt resorts across Mexico and Jamaica, one of which sits in the only private cove in Puerto Vallarta. Through its relationship with Playa, Hyatt is the first major U.S. brand to have entered the all-inclusive segment.

About Pace Holdings

Pace was formed with the purpose of acquiring a company that would be better suited to generate strong returns in the public markets while benefiting from the broader operational knowledge, resources and private equity heritage of TPG. This transaction builds on TPG’s efforts to grow its private equity offering by servicing different return profiles and product types. Since the start of 2014, the firm has launched several new products, including Pace, TPG Real Estate Finance Trust (“TRT”), TSL Europe and Arrow Ridge Capital.

Media Contacts:

Pace Holdings Corp.

Luke Barrett

(212) 601-4752

media@tpg.com

###